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GuideStone Funds

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GUIDESTONE FUNDS

Extended-Duration Bond Fund, Real Estate Securities Fund and Emerging Markets Equity Fund

2401 Cedar Springs Road

Dallas, Texas 75201-1498

INFORMATION STATEMENT

December 12, 2013

Dear Shareholder:

The enclosed Information Statement discusses actions that have been taken with respect to each above-listed series (each a “Fund” and collectively, the “Funds”) of GuideStone Funds (the “Trust”).

The Board of Trustees of the Trust (“Board”) has approved (1) the appointment of new sub-advisers, Heitman International Real Estate Securities HK Limited, Heitman International Real Estate Securities GmbH, RREEF America L.L.C., Deutsche Investments Australia Limited and Deutsche Alternative Asset Management (Global) Limited, to manage portions of the Real Estate Securities Fund’s portfolio; (2) a sub-advisory agreement with Schroder Investment Management North America Inc., a sub-adviser to the Extended-Duration Bond Fund, in connection with a change of control of the sub-adviser; and (3) the appointment of new sub-advisers, Genesis Asset Managers, LLP and Genesis Investment Management, LLP, to manage portions of the Emerging Markets Equity Fund portfolio.

We are not asking you for a proxy, and you are requested not to send us a proxy. If you have any questions, please call 1-888-98-GUIDE (1-888-984-8433), and we will be glad to assist you. Thank you for your continued support of GuideStone Funds.

Very truly yours,

/s/ John R. Jones

President

GUIDESTONE FUNDS

Extended-Duration Bond Fund, Real Estate Securities Fund and Emerging Markets Equity Fund

2401 Cedar Springs Road

Dallas, Texas 75201-1498

INFORMATION STATEMENT

Important Notice Regarding the

Availability of Information Statement

The Information Statement is available at www.GuideStoneFunds.org/Disclosures.aspx

December 12, 2013

This document is an Information Statement for shareholders of each above-listed series (each a “Fund” and collectively, the “Funds”) of GuideStone Funds (the “Trust”). GuideStone Capital Management (the “Adviser”) serves as the investment adviser to the Funds and is located at 2401 Cedar Springs Road, Dallas, Texas 75201-1498. The Funds’ principal underwriter is Foreside Funds Distributors LLC, whose principal office is located at 400 Berwyn Park, 899 Cassatt Road, Berwyn, Pennsylvania 19312. BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent and administration and fund accounting agent to the Funds and is located at 301 Bellevue Parkway, Wilmington, Delaware 19809. This Information Statement will be mailed on or about December 12, 2013 to the shareholders of record of each Fund as of November 15, 2013 (the “Record Date”).

As disclosed in the Funds’ prospectus, GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”) at all times directly or indirectly controls the vote of at least 60% of the Fund’s shares. The Funds will refuse to accept any investment that would result in a change of such control. This means that GuideStone Financial Resources, which is the parent company of the Adviser, controls the vote on any matter that requires shareholder approval. This Information Statement is provided solely to you for information purposes.

As described in the Funds’ prospectus, the assets of each Select Fund are or may be allocated among multiple sub-advisers. The Trust and the Adviser have received an exemptive order from the U.S. Securities and Exchange Commission to permit the Adviser and the Trust’s Board of Trustees (the “Board”) to select and replace sub-advisers for the Funds and to amend sub-advisory agreements without obtaining shareholder approval. Accordingly, the Adviser is able, subject to the approval of the Board, to appoint and replace sub-advisers and to amend sub-advisory agreements without obtaining shareholder approval provided there is not an increase in the overall management and advisory fees payable by a Fund.

This is not a proxy statement. We are not asking you for a proxy and you are requested not to send us a proxy.

The Funds will bear the expenses incurred in connection with preparing this Information Statement. You may obtain a copy of the Trust’s annual report to shareholders and the most recent semi-annual report, free of charge, by writing to the Trust at 2401 Cedar Springs Road, Dallas, Texas 75201-1498, by calling toll free at 1-888-98-GUIDE (1-888-984-8433) or by going to our website at www.GuideStoneFunds.org.

As of the Record Date, there were issued and outstanding 9,559,884.213 shares of the Extended-Duration Bond Fund’s GS2 Class, 12,924,154.542 shares of the Extended-Duration Bond Fund’s GS4 Class, 22,194,147.480 shares of the Real Estate Securities Fund’s GS4 Class, 4,704,960.031 shares of the Emerging Markets Equity Fund GS2 Class and 24,567,873.269 shares of the Emerging Markets Equity Fund GS4 Class. Appendix A of this Information Statement lists the shareholders who owned beneficially or of record more than 5% of the shares of each class of the Funds as of the Record Date. To the knowledge of the Adviser, executive officers of the Funds and the Trustees, as a group, owned less than 1% of the outstanding shares of each class of each of the Funds as of the Record Date.

I.	Introduction

Real Estate Securities Fund. On September 13, 2013, the Board appointed Heitman International Real Estate Securities HK Limited (“HIRES HK”), Heitman International Real Estate Securities GmbH (“HIRES GmbH”), Deutsche Investments Australia Limited (“DIAL”), Deutsche Alternative Asset Management (Global) Limited (“DeAAM Global”) and RREEF America L.L.C. (“RREEF America”) as sub-advisers to manage assigned portions of the assets of the Real Estate Securities Fund (the “RESF”). There will be no changes to the RESF’s investment objective as a result of the appointment of the sub-advisers, and there will be no increase in the RESF’s aggregate management fees. The principal investment strategies and principal investment risks of the RESF will be revised as a result of the appointment of these sub-advisers.

Extended-Duration Bond Fund. Due to a corporate acquisition that resulted in a change of control of STW Fixed Income Management LLC (“STW”), a sub-adviser to the Extended-Duration Bond Fund (“EDB Fund”), the sub-advisory agreement with STW was terminated. On September 13, 2013, the Board approved a new sub-advisory agreement to be dated as of the closing of the final transition related to the acquisition, which was October 11, 2013, among the Trust, the Adviser and Schroder Investment Management North America Inc. (“SIMNA”), the entity that acquired STW. The terms of the sub-advisory agreement with SIMNA will be substantially identical to the sub-advisory agreement with STW, and the advisory fees payable to the EDB Fund will not change.

Emerging Markets Equity Fund. On November 7, 2103, the Board appointed Genesis Asset Managers, LLP (“GAM”) and Genesis Investment Management, LLP (“GIM”) as sub-advisers to manage an assigned portion of the assets of the Emerging Markets Equity Fund (“EM Fund”). There will be no changes to the EM Fund’s investment objective, principal investment strategies and principal investment risks as a result of the appointment of the sub-advisers, and there will be no increase in the EM Fund’s aggregate management fees.

II.	Real Estate Securities Fund: Appointment of HIRES HK and HIRES GmbH

Appointment. At a regular meeting held on September 12-13, 2013, the Board, including a majority of the Trustees who are not parties to the sub-advisory agreements between the Trust, the Adviser and HIRES HK and between the Trust, the Adviser and HIRES GmbH (together, the “Heitman Agreements”) or are not “interested persons” of any such party, as that term is defined within Section 2(a)(19) of the 1940 Act (“Independent Trustees”), unanimously approved a proposal by the Adviser to engage HIRES HK and HIRES GmbH to provide sub-advisory services, in conjunction with Heitman Real Estate Securities, LLC (“HRES”), with respect to a portion of the RESF’s assets, commencing on or about September 18, 2013. HIRES HK and HIRES GmbH are international affiliates of HRES, which was appointed by the Board on March 1, 2013, to serve as a sub-adviser to the Fund. HRES, HIRES HK and HIRES GmbH (together, “Heitman”) joins RREEF America (the current sub-adviser to the RESF) which will continue to provide sub-advisory services along with its affiliates with respect to its allocation of the RESF’s assets.

The Adviser’s recommendation to hire HIRES HK and HIRES GmbH was based on its analysis of the RESF’s investment objective and structure and the underlying sub-adviser composite of the RESF. The Adviser’s recommendation is intended to expand the RESF’s exposure to include global real estate securities and to enhance the RESF’s return potential.

Board Considerations. In making its determination to hire HIRES HK and HIRES GmbH, the Board, including the Independent Trustees advised by independent legal counsel, considered a number of factors, including the nature, extent and quality of the services to be provided by HIRES HK and HIRES GmbH, the past performance records of similar accounts managed by personnel of HIRES HK and HIRES GmbH who would be managing the portfolio of the RESF, fees charged to comparable clients and information regarding HIRES HK’s and HIRES GmbH’s ownership structure, investment management experience, personnel, clients, assets under management, compliance policies and procedures, brokerage and soft dollar practices and investment philosophies and processes. The Board also reviewed presentations by the Adviser regarding the comprehensive review process it used to recommend HIRES HK and HIRES GmbH as well as HRES. The Board received and considered information about the potential of HIRES HK and HIRES GmbH to contribute economies of scale as the RESF grows in size. In that regard, based on the proposed allocation of RESF assets to Heitman for management, the Trustees noted that the sub-advisers’ fee schedules were identical and calculated in the aggregate and included a breakpoint that would reduce the sub-advisory fees charged if a specified asset level is reached in the future.

Because this engagement with HIRES HK and HIRES GmbH is new, there is no historical profitability information with regard to this assignment within the Fund. The Board did note, however, that HIRES HK and HIRES GmbH did provide estimates of profitability. The Trustees considered the Adviser’s assessment of HIRES HK’s and HIRES GmbH’s financial condition. The Trustees noted that the Adviser, after reviewing certain financial information provided by HIRES HK and HIRES GmbH, felt comfortable that both firms were financially sound.

The Board noted that the RESF’s aggregate management fees would not increase as a result of the appointment of HIRES HK and HIRES GmbH. The Board also noted that the RESF, and not the Adviser, pays fees to HIRES HK and HIRES GmbH directly. Therefore, the appointment of HIRES HK and HIRES GmbH is not expected to affect the Adviser’s profitability. The Board noted that the management fee for the RESF would continue to be competitive with fees paid by other mutual funds to other advisers.

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by HIRES HK and HIRES GmbH and their affiliates as a result of their arrangements with the RESF. The Board concluded that any potential benefits to be derived by HIRES HK and HIRES GmbH included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by sub-advisers to mutual funds.

The Board considered the global real estate securities strategy proposed to be implemented by Heitman with respect to approximately 30% of the RESF’s assets that the Adviser intends to allocate to Heitman and noted that the strategy will complement the other strategy currently utilized in the RESF and, as such, will enhance the Fund’s potential to provide long-term capital appreciation and current income. While noting that past performance does not indicate future results, the Trustees considered that the proposed Heitman Global Focused Developed Strategy had outperformed its benchmark index (FTSE EPRA/NAREIT Developed Index - Gross) over the three- and five-year and since-inception periods ended June 30, 2013. The Trustees noted that the investment performance of the Heitman Global Focused Developed Strategy ranked in the first quartile of a universe of similar investment strategies for the three- and five-year and since inception periods ended June 30, 2013. The Trustees considered that the Adviser would make a decision regarding whether or not to utilize a transition manager once the Adviser has received further analysis of the costs, timing and mechanics of the transition.

No officers or Trustees of the Trust are officers, employees, directors, general partners or shareholders of HIRES HK or HIRES GmbH. In addition, since January 1, 2012, the beginning of the Trust’s prior fiscal year, no Trustee of the Trust has had, directly or indirectly, a material interest, material transaction or material proposed transaction to which HIRES HK or HIRES GmbH, any parent or subsidiary of HIRES HK or HIRES GmbH or any subsidiary of a parent of such entities was or is to be a party.

Information Regarding HIRES HK and HIRES GmbH. HIRES HK and HIRES GmbH are registered as investment advisers under the 1940 Act and have been in business since 2012 and 2007, respectively. HIRES HK and HIRES GmbH, along with HRES, are affiliated companies under common control, with 50% owned indirectly by certain of the firms’ senior officers through KE I LLC and 50% owned indirectly by Old Mutual plc, a global financial services company listed on the London and Stockholm Stock Exchanges. While HRES is primarily responsible for the portfolio account and managing the assigned portion of the Fund, HIRES HK and HIRES GmbH are responsible for providing advice regarding management of foreign real estate securities investments. As of September 30, 2013, Heitman had approximately $27.8 billion in assets under management. Heitman’s real estate securities team consists of over 20 investment professionals situated in offices around the globe. The team is led by three portfolio managers: Tim Pire, CFA, Managing Director and Portfolio Manager – North America; John White, Managing Director and Portfolio Manager – Asia-Pacific; and Mark Abramsom, Managing Director and Portfolio Manager – Europe. These three portfolio managers work to carry out the firm’s highly specialized investment process and are responsible for defining the global investment themes and risk management. Messrs. Pire, White and Abramsom have been working together since 2006. Messrs. Pire and Abramsom have been with the firm for more than five years, and Mr. White joined Heitman in 2010. Prior to 2010, Mr. White served for five years as a Portfolio Manager at Challenger Financial Services Group, which had a relationship with Heitman providing real estate securities coverage in Asia-Pacific. More information about HIRES HK and HIRES GmbH is provided in Appendix B.

Comparison of the Management Fees. The aggregate management fees paid by the RESF will not increase compared to the aggregate management fees paid by the RESF prior to the effective date of the Heitman Agreements. The RESF, not the Adviser, pays the sub-advisory fees to Heitman directly; therefore, the appointment of Heitman is not expected to affect the Adviser’s profitability. Prior to the effectiveness of the Heitman Agreements, the GS4

Class of the RESF paid aggregate management fees of 0.70% of average daily net assets for the year ended December 31, 2012. For the fiscal year ended December 31, 2012, the aggregate management fees paid by the RESF to the Adviser and the sub-adviser to the RESF, both as a dollar amount and as a percentage of the RESF’s average daily net assets, were $489,152 (0.28%) and $720,803 (0.42%), respectively.

Description of the Heitman Agreements. The Heitman Agreements became effective on September 16, 2013. This description of the Heitman Agreements is qualified in their entirety by the Form of Sub-Advisory Agreement, which is included in Appendix F. Except as to compensation and effective date, the terms of the Heitman Agreements are substantially identical in all respects to the investment sub-advisory agreements between the Trust, the Adviser and the Trust’s other sub-advisers. The Heitman Agreements will continue in effect for an initial term of two years. Thereafter, the Heitman Agreements will continue in effect only if approved annually by the Board or by the vote of the shareholders of the majority of the outstanding shares of the RESF, and also, in either event, if approved by a majority of the Independent Trustees.

Under the Heitman Agreements, HIRES HK and HIRES GmbH will manage the assets of the RESF that are allocated to Heitman by the Adviser. HIRES HK and HIRES GmbH has discretion pursuant to the Heitman Agreements to purchase and sell securities for its allocated segment of the RESF’s assets in accordance with the RESF’s objectives, policies and restrictions and the more specific strategies and guidelines provided by the Adviser. Although HIRES HK and HIRES GmbH are subject to the overall supervision of the Board and officers of the Trust and by the Adviser, these parties do not evaluate the investment merits of specific securities transactions.

The Heitman Agreements recognize that HIRES HK and HIRES GmbH may, under certain circumstances, pay higher brokerage commissions by executing portfolio transactions with brokers that provide the firm with research, analysis, advice or similar services. The Heitman Agreements also provide that HIRES HK and HIRES GmbH will (1) maintain all books and records required to be maintained by them pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions HIRES HK and HIRES GmbH effect on behalf of the RESF and will furnish the Board and the Adviser with such periodic and special reports as the Board or the Adviser may reasonably request; and (2) provide the Board or the Adviser with certain economic and investment analyses and reports, as well as monthly reports, setting forth the RESF’s performance with respect to Heitman’s investments on its behalf and make available to the Board and the Adviser any economic, statistical and investment services that Heitman normally makes available to its institutional investors or other customers.

The Heitman Agreements do not protect HIRES HK and HIRES GmbH against liability to the RESF or its shareholders to which the firms might otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of or breach of their duties and obligations under the Heitman Agreements. The Heitman Agreements will terminate automatically with respect to the RESF upon assignment or upon the termination of the RESF’s Advisory Agreement with the Adviser. The Heitman Agreements may also be terminated without penalty at any time by any party thereto, immediately upon written notice to the other parties.

III.	Real Estate Securities Fund: Appointment of DIAL, DeAAM Global and RREEF America

Appointment. At a regular meeting held on September 12-13, 2013, the Board, including a majority of the Trustees who are not parties to the sub-advisory agreement between the Trust, the Adviser and DIAL, DeAAM Global and RREEF America (together, “RREEF”) (together, the “RREEF Agreement”) or are Independent Trustees, unanimously approved a proposal by the Adviser to engage RREEF to provide sub-advisory services, with respect to a portion of the RESF’s assets, commencing on or about September 18, 2013. DIAL and DeAAM Global joins RREEF America (the current sub-adviser to the RESF) which will continue to provide sub-advisory services along with its affiliates with respect to its allocation of the RESF’s assets.

The Adviser’s recommendation to hire RREEF was based on its analysis of the RESF’s investment objective and structure and the underlying sub-adviser composite of the RESF. The Adviser’s recommendation is intended to expand the RESF’s exposure to include global real estate securities and to enhance the RESF’s return potential.

Board Considerations. In making its determination to hire RREEF, the Board, including the Independent Trustees advised by independent legal counsel, considered a number of factors, including the nature, extent and quality of the services to be provided by RREEF, the past performance records of similar accounts managed by personnel of RREEF who would be managing the portfolio of the RESF, fees charged to comparable clients and information regarding RREEF’s ownership structure, investment management experience, personnel, clients, assets under management, compliance policies and procedures, brokerage and soft dollar practices and investment philosophies and processes. The Board also reviewed presentations by the Adviser regarding the comprehensive review process it used to recommend DIAL and DeAAM Global as well as RREEF America. The Board received and considered information about the potential of RREEF to contribute economies of scale as the RESF grows in size. In that regard, based on the proposed allocation of RESF assets to RREEF for management, the Trustees noted that the sub-advisers’ fee schedules were identical and calculated in the aggregate and included a breakpoint that would reduce the sub-advisory fees charged if a specified asset level is reached in the future.

Because this engagement with DIAL and DeAAM Global is new, there is no historical profitability information with regard to this assignment within the RESF. The Board did note, however, that DIAL and DeAAM Global did provide estimates of profitability and that RREEF America did provide a profitability estimate based on its current relationship with the RESF. The Trustees considered the Adviser’s assessment of RREEF’s financial condition. The Trustees noted that the Adviser, after reviewing certain financial information provided by RREEF, felt comfortable that all firms were financially sound.

The Board noted that the RESF’s aggregate management fees would not increase as a result of the appointment of RREEF. The Board also noted that the RESF, and not the Adviser, pays fees to RREEF directly. Therefore, the appointment of RREEF is not expected to affect the Adviser’s profitability. The Board noted that the management fee for the RESF would continue to be competitive with fees paid by other mutual funds to other advisers.

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by RREEF as a result of its arrangement with the RESF. The Board concluded that any potential benefits to be derived by RREEF included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by sub-advisers to mutual funds.

The Board considered the global real estate securities strategy proposed to be implemented by RREEF with respect to approximately 70% of the RESF’s assets that the Adviser intends to allocate to RREEF and noted that the strategy will complement the other strategy recommended for the RESF and, as such, will enhance the RESF’s potential to provide long-term capital appreciation and current income. While noting that past performance does not indicate future results, the Trustees considered that the proposed RREEF Global Real Estate Securities Strategy had outperformed its benchmark index (FTSE EPRA/NAREIT Developed Index - Net) over the one-, three- and five-year and since-inception periods ended June 30, 2013. The Trustees noted that the investment performance of the RREEF Global Real Estate Securities Strategy ranked in the first quartile of a universe of similar investment strategies for the three- and five-year and since inception periods ended June 30, 2013. The Trustees considered that the Adviser would make a decision regarding whether or not to utilize a transition manager once the Adviser has received further analysis of the costs, timing and mechanics of the transition.

No officers or Trustees of the Trust are officers, employees, directors, general partners or shareholders of RREEF. In addition, since January 1, 2012, the beginning of the Trust’s prior fiscal year, no Trustee of the Trust has had, directly or indirectly, a material interest, material transaction or material proposed transaction to which RREEF, any parent or subsidiary of RREEF or any subsidiary of a parent of such entities was or is to be a party.

Information Regarding RREEF. DIAL, DeAAM Global and RREEF America are registered as investment advisers under the 1940 Act and have been in business since 2002, 2005 and 1975, respectively. DIAL is a wholly-owned subsidiary of Deutsche Australia Limited which is a wholly-owned subsidiary of Deutsche Bank AG (“Deutsche Bank”). DeAAM Global and RREEF America are indirect wholly-owned subsidiaries of Deutsche Bank. DIAL, DeAAM Global and RREEF America are affiliated companies. As of September 30, 2013, RREEF had approximately $35.4 billion in assets under management. The RREEF Global Real Estate Securities Strategy is managed on a team basis under the leadership of John F. Robertson, CFA, Global Head of RREEF Real Estate Securities, and John Vojticek, Chief Investment Officer and Global Portfolio Manager. The team is led by regional portfolio managers: Joseph D. Fisher, CFA, Director, and David W. Zonavetch, CPA, Director, who are co-lead portfolio managers for the Americas Real Estate Securities business; Daniel Ekins, Managing Director, and Chris Robinson, Director, who are co-lead portfolio managers for the Asia Pacific Real Estate Securities business; and John Hammond, Managing Director, lead portfolio manager for the European Real Estate Securities business. Messrs. Fisher, Zonavetch, Ekins, Robinson and Hammond have each been with the firm for over five years. More information about RREEF is provided in Appendix C.

Comparison of the Management Fees. The aggregate management fees paid by the RESF will not increase compared to the aggregate management fees paid by the RESF prior to the effective date of the RREEF Agreement. The RESF, not the Adviser, pays the sub-advisory fees to RREEF directly; therefore, the appointment of RREEF is not expected to affect the Adviser’s profitability. Prior to the effectiveness of the RREEF Agreement, the GS4 Class of the RESF paid aggregate management fees of 0.70% of average daily net assets for the year ended December 31, 2012. For the fiscal year ended December 31, 2012, the aggregate management fees paid by the RESF to the Adviser and the sub-adviser to the RESF, both as a dollar amount and as a percentage of the RESF’s average daily net assets, were $489,158 (0.28%) and $720,803 (0.42%), respectively.

Description of the RREEF Agreement. The RREEF Agreement became effective on September 16, 2013. This description of the RREEF Agreement is qualified in its entirety by the Form of Sub-Advisory Agreement, which is included in Appendix F. Except as to compensation and effective date, the terms of the RREEF Agreement is substantially identical in all respects to the investment sub-advisory agreements between the Trust, the Adviser and the Trust’s other sub-advisers. The RREEF Agreement will continue in effect for an initial term of two years. Thereafter, the RREEF Agreement will continue in effect only if approved annually by the Board or by the vote of the shareholders of the majority of the outstanding shares of the RESF, and also, in either event, if approved by a majority of the Independent Trustees.

Under the RREEF Agreement, RREEF will manage the assets of the RESF that are allocated to RREEF by the Adviser. RREEF has discretion pursuant to the RREEF Agreement to purchase and sell securities for its allocated segment of the RESF’s assets in accordance with the RESF’s objectives, policies and restrictions and the more specific strategies and guidelines provided by the Adviser. Although RREEF is subject to the overall supervision of the Board and officers of the Trust and by the Adviser, these parties do not evaluate the investment merits of specific securities transactions.

The RREEF Agreement recognizes that RREEF may, under certain circumstances, pay higher brokerage commissions by executing portfolio transactions with brokers that provide the firm with research, analysis, advice or similar services. The RREEF Agreement also provides that RREEF will (1) maintain all books and records required to be maintained by it pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions RREEF effects on behalf of the RESF and will furnish the Board and the Adviser with such periodic and special reports as the Board or the Adviser may reasonably request; and (2) provide the Board or the Adviser with certain economic and investment analyses and reports, as well as monthly reports, setting forth the RESF’s performance with respect to RREEF’s investments on its behalf and make available to the Board and the Adviser any economic, statistical and investment services that RREEF normally makes available to its institutional investors or other customers.

The RREEF Agreement does not protect RREEF against liability to the RESF or its shareholders to which the firms might otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of or breach of their duties and obligations under the

RREEF Agreement. The RREEF Agreement will terminate automatically with respect to the RESF upon assignment or upon the termination of the RESF’s Advisory Agreement with the Adviser. The RREEF Agreement may also be terminated without penalty at any time by any party thereto, immediately upon written notice to the other parties.

IV.	Extended-Duration Bond Fund: Approval of Sub-Advisory Agreement for SIMNA

Appointment. At a regular meeting held on September 12-13, 2013, the Board, including a majority of the Independent Trustees, unanimously approved a new sub-advisory agreement among the Trust, the Adviser and SIMNA on behalf of the EDB Fund (the “SIMNA Agreement”).

STW has operated as a wholly-owned subsidiary of SIMNA. On October 11, 2013, STW was fully merged into SIMNA, and as a result, STW ceased being a registered investment adviser, terminating the existing contract. This event did not result in a change of the portfolio management personnel or services provided, but it did result in a change of other personnel, investment processes, policies and procedures and necessitated the execution of a new sub-advisory agreement with a new corporate entity. It was determined that these factors required the Board to consider the new contract with SIMNA as the selection of a new sub-adviser. Accordingly, the Board approved the SIMNA Agreement on behalf of the EDB Fund in advance of the termination of the existing agreement with STW.

Board Considerations. In making its determination to consider the appointment of SIMNA, the Board, including the Independent Trustees advised by independent legal counsel, considered a number of factors, including the nature, extent and quality of the services to be provided by SIMNA, the past performance records of similar accounts managed by personnel of SIMNA who would be managing the portfolio of the EDB Fund, fees charged to comparable clients and information regarding SIMNA’s ownership structure, investment management experience, personnel, clients, assets under management, compliance policies and procedures, brokerage and soft dollar practices and investment philosophies and processes. The Board also reviewed presentations by the Adviser regarding the review process it used to recommend the appointment of SIMNA. The Board received and considered information about the potential of SIMNA to contribute economies of scale as the EDB Fund grows in size. In that regard, based on the allocation of EDB Fund assets to SIMNA for management, the Trustees noted that the sub-adviser’s fee schedule was identical to that of STW and included a breakpoint that would reduce the sub-advisory fees charged if a specified asset level is reached in the future.

Because this engagement with SIMNA is new, there is no historical profitability information with regard to this assignment within the EDB Fund. The Board did note, however, that SIMNA did provide an estimate of profitability. The Trustees considered the Adviser’s assessment of SIMNA’s financial condition. The Trustees noted that the Adviser, after reviewing certain financial information provided by SIMNA, felt comfortable that SIMNA was financially sound.

The Board noted that the EDB Fund’s aggregate management fees would not increase as a result of the appointment of SIMNA. The Board also noted that the EDB Fund, and not the Adviser, pays fees to SIMNA directly. Therefore, the appointment of SIMNA is not expected to affect the Adviser’s profitability. The Board noted that the management fee for the EDB Fund would continue to be competitive with fees paid by other mutual funds to other advisers.

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by SIMNA as a result of its arrangement with the EDB Fund. The Board concluded that any potential benefits to be derived by SIMNA included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by sub-advisers to mutual funds.

The Board considered the long duration value strategy that would continue to be implemented by SIMNA with respect to approximately 70% of the EDB Fund’s assets that the Adviser intends to continue to allocate to SIMNA and noted that the strategy complements the other strategy for the EDB Fund. While noting that past performance does not indicate future results, the Trustees considered that the Long Duration Value Strategy had outperformed its benchmark index (50% Barclays U.S. Long-Term Government Bond Index and 50% Barclays U.S. Long-Term Credit Bond Index) over the one-, three- and five-year and since-inception periods ended June 30, 2013.

No officers or Trustees of the Trust are officers, employees, directors, general partners or shareholders of SIMNA. In addition, since January 1, 2012, the beginning of the Trust’s prior fiscal year, no Trustee of the Trust has had, directly or indirectly, a material interest, material transaction or material proposed transaction to which SIMNA, any parent or subsidiary of SIMNA or any subsidiary of a parent of such entities was or is to be a party.

Information Regarding SIMNA. SIMNA is a registered as investment adviser under the 1940 Act and is an affiliate of Schroders plc, a London Stock Exchange-listed global asset management company. As of September 30, 2013, SIMNA had approximately $79.0 billion in assets under management. Investment decisions for SIMNA’s portion of the EDB Fund are made by a portfolio management team. The team consists of William H. Williams, Chief Investment Strategist – U.S. Value Fixed Income; Edward H. Jewett, Portfolio Manager; Richard A. Rezek, Jr., CFA, Portfolio Manager; Andrew B.J. Chorlton, CFA, Portfolio Manager; Neil G. Sutherland, CFA, Portfolio Manager; and Julio Bonilla, CFA, Portfolio Manager. Messrs. Williams and Jewett have been portfolio managers of the EDB Fund since its inception. The portfolio management team transitioned to SIMNA in 2013 as a result of Schroders’ acquisition of STW. Prior to the acquisition of STW, Mr. Williams was the 100% owner of STW and served as its Principal, Portfolio Manager, Chief Executive Officer and Chief Investment Officer. Messrs. Jewett, Rezek and Chorlton, each a Principal and Portfolio Manager at STW, had been with STW for more than five years. Mr. Sutherland, a Principal and Portfolio Manager at STW, had been with STW since November 2008, and prior to that, he was Senior Fixed Income Manager at AXA Investment Managers. Mr. Bonilla, a Vice President and Portfolio Manager at STW, had been with STW since 2010, and prior to that, he was Senior Portfolio Manager at Wells Capital Management. More information about SIMNA is provided in Appendix D.

Comparison of the Management Fees. The fees payable to SIMNA under the SIMNA Agreement are identical to the fees under the former sub-advisory agreement with STW. Furthermore, the aggregate management fee paid by the EDB Fund will be the same as the current aggregate management fee, which is 0.48%. For the fiscal year ended December 31, 2012, the aggregate management fees paid by the EDB Fund to the Adviser and each sub-adviser to the EDB Fund, both as a dollar amount and as a percentage of the EDB Fund’s average daily net assets, were $1,110,858 (0.25%) and $955,850 (0.22%), respectively.

Comparison of Former and New Sub-Advisory Agreements. The former sub-advisory agreement with STW and the SIMNA Agreement are substantially identical. The description of the SIMNA Agreement below also accurately describes the former sub-advisory agreement with STW. In addition, the description of the SIMNA Agreement is qualified in its entirety by the form of the sub-advisory agreement itself, which is included in Appendix F. There will be no change in the nature or quality of the advisory services provided to the EDB Fund, and there will be no change in the EDB Fund’s management fee.

The SIMNA Agreement became effective on the date of the final transition related to the acquisition which was October 11, 2013 and will continue in effect only if approved annually be the Board or by the vote of the shareholders of the majority of the outstanding shares of the EDB Fund, and also, in either event, if approved by a majority of the Independent Trustees. The Board initially approved the former sub-advisory agreement with STW on March 1, 2013, and the agreement became effective on April 2, 2013.

Under the SIMNA Agreement, SIMNA will manage the assets of the EDB Fund that are allocated to SIMNA by the Adviser. SIMNA has discretion pursuant to the SIMNA Agreement to purchase and sell securities for its allocated segment of the EDB Fund’s assets in accordance with the EDB Fund’s objectives, policies and restrictions and the more specific strategies and guidelines provided by the Adviser. Although the EDB Fund is subject to the overall supervision of the Board and officers of the Trust and by the Adviser, these parties do not evaluate the investment merits of specific securities transactions.

The SIMNA Agreement recognizes that SIMNA may, under certain circumstances, pay higher brokerage commissions by executing portfolio transactions with brokers that provide the firm with research, analysis, advice or similar services. The SIMNA Agreement also provides that SIMNA will (1) maintain all books and records required to be maintained by it pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions SIMNA effects on behalf of the EDB Fund and will furnish the Board and the Adviser with such periodic and special reports as the Board or the Adviser may reasonably request; and (2) provide the Board or the Adviser with certain economic and investment analyses and reports, as well as monthly reports, setting forth the EDB Fund’s performance with respect to SIMNA’s investments on its behalf and make available to the Board and the Adviser any economic, statistical and investment services that SIMNA normally makes available to its institutional investors or other customers.

The SIMNA Agreement does not protect SIMNA against liability to the EDB Fund or its shareholders to which the firm might otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of or breach of their duties and obligations under the SIMNA Agreement. The SIMNA Agreement will terminate automatically with respect to the EDB Fund upon assignment or upon the termination of the EDB Fund’s Advisory Agreement with the Adviser. The SIMNA Agreement may also be terminated without penalty at any time by any party thereto, immediately upon written notice to the other parties.

V.	Emerging Markets Equity Fund: Appointment of GAM and GIM

Appointment. At a regular meeting held on November 7, 2013, the Board, including a majority of the Trustees who are not parties to the sub-advisory agreement between the Trust, the Adviser and GAM and GIM (together, “Genesis”) (together, the “Genesis Agreement”) or are Independent Trustees, unanimously approved a proposal by the Adviser to engage Genesis to provide sub-advisory services, with respect to a portion of the EM Fund’s assets, commencing on or about November 7, 2013. Genesis joins AQR Capital Management, LLC and GAM (the current sub-advisers to the EM Fund) which will continue to provide sub-advisory services with respect to their allocations of the EM Fund’s assets. The Adviser’s recommendation to hire Genesis was based on its analysis of the EM Fund’s investment objective and structure and the underlying sub-adviser composite of the EM Fund.

Board Considerations. In making its determination to hire Genesis, the Board, including the Independent Trustees advised by independent legal counsel, considered a number of factors, including the nature, extent and quality of the services to be provided by Genesis, the past performance records of similar accounts managed by personnel of Genesis who would be managing the portfolio of the EM Fund, fees charged to comparable clients and information regarding Genesis’ ownership structure, investment management experience, personnel, clients, assets under management, compliance policies and procedures, brokerage and soft dollar practices and investment philosophies and processes. The Board also reviewed presentations by the Adviser regarding the comprehensive review process it used to recommend GIM as well as GAM. The Board received and considered information about the potential of Genesis to contribute economies of scale as the EM Fund grows in size. In that regard, based on the proposed allocation of EM Fund assets to Genesis for management, the Trustees noted that the sub-advisers’ fee schedules were identical and calculated in the aggregate and included breakpoints that would reduce the sub-advisory fees charged if specified asset levels are reached in the future.

Because this engagement with GIM is new, there is no historical profitability information with regard to this assignment within the EM Fund. The Board did note, however, that GIM did provide estimates of profitability and that GAM had previously provided a profitability estimate based on its current relationship with the Trust. The Trustees considered the Adviser’s assessment of Genesis’ financial condition. The Trustees noted that the Adviser, after reviewing certain financial information provided by Genesis, felt comfortable that all firms were financially sound.

The Board noted that the EM Fund’s aggregate management fees would not increase as a result of the appointment of Genesis. The Board also noted that the EM Fund, and not the Adviser, pays fees to Genesis directly. Therefore, the appointment of Genesis is not expected to affect the Adviser’s profitability. The Board noted that the management fee for the EM Fund would continue to be competitive with fees paid by other mutual funds to other advisers.

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by Genesis as a result of its arrangement with the EM Fund. The Board concluded that any potential benefits to be derived by Genesis included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by sub-advisers to mutual funds.

The Board considered the emerging markets equity strategy proposed to be implemented by Genesis with respect to approximately 64% of the EM Fund’s assets that the Adviser intends to allocate to Genesis and noted that the strategy will complement the other strategy for the EM Fund and, as such, will enhance the EM Fund’s potential to provide long-term capital appreciation. While noting that past performance does not indicate future results, the Trustees considered that the proposed Genesis Emerging Markets Strategy had outperformed its benchmark index (MSCI Emerging Markets Index – Net) over the one-, three- and five-year and since-inception periods ended June 30, 2013. The Trustees noted that the investment performance of the Genesis Emerging Markets Strategy ranked in the first quartile of a universe of similar investment strategies for the five-year and since inception periods ended June 30, 2013.

No officers or Trustees of the Trust are officers, employees, directors, general partners or shareholders of Genesis. In addition, since January 1, 2012, the beginning of the Trust’s prior fiscal year, no Trustee of the Trust has had, directly or indirectly, a material interest, material transaction or material proposed transaction to which Genesis, any parent or subsidiary of Genesis or any subsidiary of a parent of such entities was or is to be a party.

Information Regarding Genesis. GAM and GIM are registered as investment advisers under the 1940 Act and have been in business since 1989 through shared predecessor entities. GAM is majority owned by Affiliated Managers Group, Inc., an asset management holding company, with the balance of the interests held by GAM management. GIM is principally owned by GAM with the balance of the interests held by five other partners. As of September 30, 2013, Genesis had approximately $36.3 billion in assets under management. A team of country, sector and industry specialists within Genesis makes investment decisions related to the Emerging Markets Strategy. The Portfolio Coordination Team, responsible for optimizing client portfolios in terms of return and risk, consists of Karen Yerburgh, Managing Partner and Portfolio Manager, Karen Roydon, Partner and Portfolio Manager, and Andrew Elder, Partner and Portfolio Manager. Each member of the team has been with Genesis for more than five years. More information about Genesis is provided in Appendix E.

Comparison of the Management Fees. The aggregate management fees paid by the EM Fund will not increase compared to the aggregate management fees paid by the EM Fund prior to the effective date of the Genesis Agreement. The EM Fund, not the Adviser, pays the sub-advisory fees to Genesis directly; therefore, the appointment of Genesis is not expected to affect the Adviser’s profitability. Furthermore, the aggregate management fee paid by the EM Fund will be the same as the current aggregate management fee, which is 1.27%. Because the EM Fund was newly organized as of October 31, 2013, there are no prior fiscal year management fees to report.

Description of the Genesis Agreement. The Genesis Agreement became effective on November 7, 2013. This description of the Genesis Agreement is qualified in its entirety by the Form of Sub-Advisory Agreement, which is included in Appendix F. Except as to compensation and effective date, the terms of the Genesis Agreement is substantially identical in all respects to the investment sub-advisory agreements between the Trust, the Adviser and the Trust’s other sub-advisers. The Genesis Agreement will continue in effect for an initial term of two years. Thereafter, the Genesis Agreement will continue in effect only if approved annually by the Board or by the vote of the shareholders of the majority of the outstanding shares of the EM Fund, and also, in either event, if approved by a majority of the Independent Trustees.

Under the Genesis Agreement, Genesis will manage the assets of the EM Fund that are allocated to Genesis by the Adviser. Genesis has discretion pursuant to the Genesis Agreement to purchase and sell securities for its allocated segment of the EM Fund’s assets in accordance with the EM Fund’s objectives, policies and restrictions and the more specific strategies and guidelines provided by the Adviser. Although Genesis is subject to the overall supervision of the Board and officers of the Trust and by the Adviser, these parties do not evaluate the investment merits of specific securities transactions.

The Genesis Agreement recognizes that Genesis may, under certain circumstances, pay higher brokerage commissions by executing portfolio transactions with brokers that provide the firm with research, analysis, advice or similar services. The Genesis Agreement also provides that Genesis will (1) maintain all books and records required to be maintained by it pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions Genesis effects on behalf of the EM Fund and will furnish the Board and the Adviser with such periodic and special reports as the Board or the Adviser may reasonably request; and (2) provide the Board or the Adviser with certain economic and investment analyses and reports, as well as monthly reports, setting forth the EM Fund’s performance with respect to Genesis’ investments on its behalf and make available to the Board and the Adviser any economic, statistical and investment services that Genesis normally makes available to its institutional investors or other customers.

The Genesis Agreement does not protect Genesis against liability to the EM Fund or its shareholders to which the firms might otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of or breach of their duties and obligations under the Genesis Agreement. The Genesis Agreement will terminate automatically with respect to the EM Fund upon assignment or upon the termination of the EM Fund’s Advisory Agreement with the Adviser. The Genesis Agreement may also be terminated without penalty at any time by any party thereto, immediately upon written notice to the other parties.

Portfolio Transactions. To the extent permitted by law and in accordance with procedures established by the Board, the Funds may engage in brokerage transactions with brokers that are affiliates of the Adviser or the Funds’ sub-advisers, with brokers who are affiliates of such brokers or with unaffiliated brokers who trade or clear through affiliates of the Adviser or the Funds’ sub-advisers. For the fiscal year ended December 31, 2012, the Funds did not engage in any affiliated brokerage transactions.

Shareholder Communications. The Board of Trustees has provided for a process by which shareholders may send communications to the Board. If a shareholder wishes to send a communication to the Board, or to a specified Trustee, the communication should be submitted in writing to Cherika N. Latham, Chief Legal Officer and Secretary, GuideStone Funds, 2401 Cedar Springs Road, Dallas, Texas 75201-1498, who will forward such communication to the Trustee(s).

Multiple Shareholders in a Household. If you are a member of a household in which multiple shareholders of a Fund share the same address, and the Funds or your broker or bank (for “street name” accounts) have received consent to household material, then the Funds or your broker or bank may have sent to your household only one copy of this Information Statement (the “Materials”), unless the Funds or your broker or bank previously received contrary instructions from a shareholder in your household. If you are part of a household that has received only one copy of the Materials, the Funds will deliver promptly a separate copy of the Materials to you upon written or oral request. To receive a separate copy of the Materials, or if you would like to receive a separate copy of future information statements, proxy statements, prospectuses or annual reports, please contact the Trust by writing to the Trust at 2401 Cedar Springs Road, Dallas, Texas 75201-1498 or by calling 1-888-98-GUIDE (1-888-984-8433). On the other hand, if you are now receiving multiple copies of these documents and would like to receive a single copy in the future, please contact the Trust at the telephone number or address stated above.

By Order of the Board of Trustees,

/s/ Cherika N. Latham

Chief Legal Officer and Secretary

December 12, 2013

APPENDIX A

SHAREHOLDERS OWNING BENEFICIALLY OR OF RECORD MORE THAN 5% OF

GUIDESTONE FUNDS

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of November 15, 2013 (Percentage of shares owned rounded to the nearest whole percentage)
Extended-Duration Bond Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	4,077,768.239	32%
Extended-Duration Bond Fund GS4 Class	GuideStone Funds Balanced Allocation Fund PO Box 2190 Dallas, TX 75221-2190	3,006,850.231	23%
Extended-Duration Bond Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	1,786,030.869	14%
Extended-Duration Bond Fund GS4 Class	GuideStone Funds Growth Allocation Fund PO Box 2190 Dallas, TX 75221-2190	1,342,269.826	10%
Extended-Duration Bond Fund GS4 Class	GuideStone Funds MyDestination 2025 Fund PO Box 2190 Dallas, TX 75221-2190	725,803.310	6%
Real Estate Securities Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	5,272,465.736	24%
Real Estate Securities Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	3,502,914.386	16%
Real Estate Securities Fund GS4 Class	GuideStone Funds Balanced Allocation Fund PO Box 2190 Dallas, TX 75221-2190	3,114,933.723	14%
Real Estate Securities Fund GS4 Class	GuideStone Funds Growth Allocation Fund PO Box 2190 Dallas, TX 75221-2190	2,962,501.590	13%
Real Estate Securities Fund GS4 Class	GuideStone Funds MyDestination 2025 Fund PO Box 2190 Dallas, TX 75221-2190	1,425,136.441	6%
Emerging Markets Equity Fund GS4 Class	GuideStone Funds Aggressive Allocation Fund PO Box 2190 Dallas, TX 75221-2190	7,420,217.500	30%

A-1

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of November 15, 2013 (Percentage of shares owned rounded to the nearest whole percentage)
Emerging Markets Equity Fund GS4 Class	GuideStone Funds Growth Allocation Fund PO Box 2190 Dallas, TX 75221-2190	5,418,243.400	22%
Emerging Markets Equity Fund GS4 Class	GuideStone Funds Balanced Allocation Fund PO Box 2190 Dallas, TX 75221-2190	3,686,131.900	15%
Emerging Markets Equity Fund GS4 Class	GuideStone Funds MyDestination 2025 Fund PO Box 2190 Dallas, TX 75221-2190	2,112,441.733	9%
Emerging Markets Equity Fund GS4 Class	GuideStone Funds MyDestination 2035 Fund PO Box 2190 Dallas, TX 75221-2190	1,850,425.102	8%
Emerging Markets Equity Fund GS4 Class	GuideStone Funds MyDestination 2045 Fund PO Box 2190 Dallas, TX 75221-2190	1,459,344.925	6%
Extended-Duration Bond Fund GS2 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	3,978,245.277	42%
Extended-Duration Bond Fund GS2 Class	GuideStone Funds Balanced Allocation Fund I PO Box 2190 Dallas, TX 75221-2190	2,845,621.462	30%
Extended-Duration Bond Fund GS2 Class	The Northern Trust Company Trustee FBO Samford University Pension Plan PO Box 92956 Chicago, IL 60675-2956	1,204,237.254	13%
Extended-Duration Bond Fund GS2 Class	GuideStone Funds Growth Allocation Fund I PO Box 2190 Dallas, TX 75221-2190	1,181,911.740	12%
Emerging Markets Equity Fund GS2 Class	GuideStone Funds Aggressive Allocation Fund I PO Box 2190 Dallas, TX 75221-2190	1,583,990.283	34%
Emerging Markets Equity Fund GS2 Class	GuideStone Funds Growth Allocation Fund I PO Box 2190 Dallas, TX 75221-2190	1,524,380.567	32%
Emerging Markets Equity Fund GS2 Class	GuideStone Funds Balanced Allocation Fund I PO Box 2190 Dallas, TX 75221-2190	1,114,800.000	24%
Emerging Markets Equity Fund GS2 Class	GuideStone Financial Resources Fixed Benefit Fund PO Box 2190 Dallas, TX 75221-2190	304,751.800	6%

A-2

APPENDIX B

MORE INFORMATION ABOUT HEITMAN

HRES, with principal offices at 191 North Wacker Drive, Suite 2500, Chicago, Illinois 60606, HIRES HK, with principal offices at 15/F LHT Tower, 31 Queen’s Road, Central Hong Kong, and HIRES GmbH, with principal offices at Maximillianstrasse 35A, 80539, Munich, Germany, are SEC registered investment advisers. Heitman was founded in 1966 in Chicago and had approximately $27.8 billion in assets under management as of September 30, 2013. The firm is 50% owned indirectly by certain of the firm’s senior officers through KE I LLC and 50% owned indirectly by Old Mutual Plc, a global financial services company listed on the London and Stockholm Stock Exchanges. HIRES HK and HIRES GmbH are affiliated companies of HRES.

Listed below are the names, addresses and principal occupations during the past five years for the principal executive officers, directors and general partners of HRES:

Name	Position with Investment Adviser
Timothy J. Pire	Managing Director
Roger E. Smith	Executive Vice President, Chief Compliance Officer, Treasurer and Secretary
Maury Tognarelli	Chief Executive Officer
Katherine M. Sandstrom	Senior Managing Director
Dan Leonard	Chief Operating Officer
Michael Moran	Vice President
Bill Pogorelec	Vice President
Jeff Yurk	Vice President
Mark Zahara	Vice President
Shruti Waghray	Assistant Vice President

The business address of each person listed above is 191 North Wacker Drive, Suite 2500, Chicago, Illinois 60606.

Listed below are the names, addresses and principal occupations during the past five years for the principal executive officers, directors and general partners of HIRES HK:

Name	Position with Investment Adviser
Timothy J. Pire	Managing Director
John White	Managing Director
Maury Tognarelli	Director
Lawrence Christensen	Director

The business address for Messrs. Pire and Christensen and Ms. Tognarelli is 191 North Wacker Drive, Suite 2500, Chicago, Illinois 60606. The business address for Mr. White is 15/F LHT Tower, 31 Queen’s Road, Central, Hong Kong.

B-1

Listed below are the names, addresses and principal occupations during the past five years for the principal executive officers, directors and general partners of HIRES GmbH:

Name	Position with Investment Adviser
Mark Abramson	Managing Director
Roger E. Smith	Executive Vice President, Chief Compliance Officer, Treasurer and Secretary

The business address for Mr. Abramson is Maximillianstrasse 35A, 80539, Munich, Germany. The business address for Mr. Smith is 191 North Wacker Drive, Suite 2500, Chicago, Illinois 60606.

Heitman also serves as investment adviser or sub-adviser to the following investment companies, which have an investment objective similar to the RESF:

Fund	Total Assets Under Management as of September 30, 2013 (in millions)	Annual Investment Advisory Fee
Corporate Client A	$4.4	0.55%
Sub-Advised Client A	$1,112	0.40%

B-2

APPENDIX C

MORE INFORMATION ABOUT RREEF

RREEF America, with principal offices at 222 South Riverside Plaza, Chicago, Illinois 60606, DIAL, with principal offices at 15/F LHT Tower, 31 Queen’s Road, Central, Hong Kong, and DeAAM Global, with principal offices at Maximillianstrasse 35A, 80539, Munich, Germany, are SEC registered investment advisers. Founded in 1975, RREEF had approximately $35.4 billion in assets under management as of September 30, 2013. RREEF America is a wholly-owned subsidiary of Deutsche Bank AG (“Deutsche Bank”). DIAL is a wholly-owned subsidiary of Deutsche Australia Bank Limited, which is a wholly-owned subsidiary of Deutsche Bank, and DeAAM Global is an indirect wholly-owned subsidiary of Deutsche Bank. DIAL and DeAAM Global are affiliated companies of RREEF America.

Listed below are the names, addresses and principal occupations during the past five years for the principal executive officers, directors and general partners of RREEF America:

Name	Position with Investment Adviser
Pierre Cheriki	Global Chief Executive Officer
Todd Henderson	Americas Chief Executive Officer
Marlena M. Cassellini	Chief Operating Officer
Aimee Samford	Chief Operating Officer
Bryan DeJonge	Chief Financial Officer
Robin Beger	Chief Compliance Officer
Jennifer Cattier	Chief Legal Officer

The business address of Messrs. Cheriki, Henderson and DeJonge and Messes. Beger and Cattier is 354 Park Avenue, New York, New York 10154-0004. The business address of Messes. Cassellini and Samford is 101 California Street, Floor 26, San Francisco, California 94111.

Listed below are the names, addresses and principal occupations during the past five years for the principal executive officers, directors and general partners of DIAL:

Name	Position with Investment Adviser
Michael Thomas	Chief Compliance Officer
John Cincotta	Director
David Penfold	Director
Nadir Maruf	Director
David Irving	Director

The business address of each person listed above is Deutsche Bank Place, Floor 19, Sydney, Australia 2000.

C-1

Listed below are the names, addresses and principal occupations during the past five years for the principal executive officers, directors and general partners of DeAAM Global:

Name	Position with Investment Adviser
Stephen Shaw	Chief Operating Officer
Isobel Swanson	Chief Compliance Officer
David Entwistler	Chief Legal Officer
James Calvert	Chief Financial Officer
Charles Smith	Board Member
Mark William Bolton	Director
Gianluca Muzzi	Director

The business address of each person listed above is 105/108 Old Broad Street (Pinners Hall), London, United Kingdom EC2N 1EN.

RREEF also serves as investment adviser or sub-adviser to the following investment companies, which have an investment objective similar to the RESF:

Fund	Total Assets Under Management as of September 30, 2013 (in millions)	Annual Investment Advisory Fee
Corporate Client A	$4.4	0.55%
Sub-Advised Client A	$1,112	0.40%

C-2

APPENDIX D

MORE INFORMATION ABOUT SIMNA

SIMNA, with principal offices at 875 Third Avenue, 22nd Floor, New York, New York 10022, is an SEC registered investment adviser and is an indirect wholly-owned subsidiary of Schroders plc, a London Stock Exchange-listed global asset management company. Members of the Schroder family beneficially hold in excess of 25% of the voting shares of Schroder plc through trusts. Schroders plc has been in business since 1804. As of September 30, 2013, SIMNA had approximately $79.0 billion in assets under management.

Listed below are the names, addresses and principal occupations during the past five years for the principal executive officers, directors and general partners of SIMNA:

Name	Position with Investment Adviser
Karl F. Dasher	Chairman, Chief Executive Officer and Director
Mark A. Hemenetz	Chief Operating Officer and Director
Paul Chislett	Director
Carin Muhlbaum	General Counsel, Americas
Stephen DeTore	Chief Compliance Officer and Director

The business address of each person listed above is 875 Third Avenue, New York, New York 10022.

SIMNA also serves as investment adviser or sub-adviser to the following investment company with an investment objective similar to the EDB Fund.

Fund	Total Assets Under Management as of September 30, 2013 (in millions)	Annual Investment Advisory Fee
Schroders Series Trust – Long Duration Investment-Grade Bond Fund	$44.0	0.33%

D-1

APPENDIX E

MORE INFORMATION ABOUT GENESIS

GAM, with principal offices at La Marchant Street, St. Peter Port, Guernsey, GY1 4HY, Channel Islands, and GIM, with principal offices at 21 Grosvenor Place, London, SW1X 7HU, United Kingdom, are SEC registered investment advisers. Founded in 1989, Genesis had approximately $36.3 billion in assets under management as of September 30, 2013. GAM is majority owned by Affiliated Managers Group, Inc., an asset management holding company, with the balance of the interests held by GAM management. GIM is principally owned by GAM with the balance of the interests held by five other partners.

Listed below are the names, addresses and principal occupations during the past five years for the principal executive officers, directors and general partners of GAM:

Name	Position with Investment Adviser
Karen Yerburgh	Chief Executive Officer, Partner, Principal and Operating Committee Member
Martyn Ryan	Chief Financial Officer, Chief Operating Officer, Partner, Principal and Operating Committee Member
Christopher Ellyatt	Managing Director, Chief Compliance Officer, Partner and Principal. From 2002 to 2011, he served as Group Head of Distribution for Aberdeen Asset Management.
Marguerite Mills	Director and Chief Legal Officer
Paul Ballantyne	Partner and Principal
Arindam Bhattacharjee	Partner and Principal
David de Sousa Seaman	Partner and Principal
Andrew Elder	Partner and Principal
Eugeny Kuznetsov	Partner and Principal
Karen Roydon	Partner and Principal
Catherine Vlasto	Partner and Principal
Yiyong Yang	Partner and Principal
Stephen Birkett	Operating Committee Member. He serves as a consultant to Collins Stewart (CI) Limited and managed private client portfolios for Wealth Management Department.
Mel Carvill	Operating Committee Member. He serves as Deputy General Manager for Assicurazioni Generali S.p.A.
John Hallam	Operating Committee Member
Peter Hames	Operating Committee Member
Mark Huntley	Operating Committee Member. He serves as Managing Director of Hibernian International Fund Managers Limited.

The business address of each person listed above is 21 Grosvenor Place, London, SW1X 7HU, United Kingdom.

E-1

Listed below are the names, addresses and principal occupations during the past five years for the principal executive officers, directors and general partners of GIM:

Name	Position with Investment Adviser
Karen Yerburgh	Chief Executive Officer, Partner and Principal
Martyn Ryan	Chief Financial Officer, Chief Operating Officer, Partner and Principal
Christopher Ellyatt	Managing Director, Chief Compliance Officer, Partner and Principal. From 2002 to 2011, he served as Group Head of Distribution for Aberdeen Asset Management.
Marguerite Mills	Director and Chief Legal Officer
Paul Ballantyne	Partner and Principal
Arindam Bhattacharjee	Partner and Principal
David de Sousa Seaman	Partner and Principal
Andrew Elder	Partner and Principal
Eugeny Kuznetsov	Partner and Principal
Karen Roydon	Partner and Principal
Catherine Vlasto	Partner and Principal
Yiyong Yang	Partner and Principal

The business address of each person listed above is 21 Grosvenor Place, London, SW1X 7HU, United Kingdom.

Genesis also serves as a sub-adviser to an investment company with an investment objective similar to the EM Fund. It serves as such under a manager of managers order pursuant to which information related to Genesis’ assignment, including fees, are not made publicly available.

E-2

APPENDIX F

FORM OF SUB-ADVISORY AGREEMENT

THIS SUB-ADVISORY AGREEMENT (“Contract”) is made among GUIDESTONE FUNDS, a Delaware business trust (“Trust”), and GUIDESTONE CAPITAL MANAGEMENT (“Adviser”), a non-profit corporation organized under the laws of the State of Texas, and                                         , a registered investment advisor organized under the laws of the State of                              (“Sub-Adviser”).

WHEREAS, the Adviser has entered into an Investment Advisory Agreement (“Management Agreement”) with the Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”); and

WHEREAS, the                              (“Fund”) is a series of the Trust; and

WHEREAS, under the Management Agreement, the Adviser has agreed to provide certain investment advisory services to the Fund; and

WHEREAS, the Adviser is authorized under the Management Agreement to delegate its investment advisory responsibilities to one or more persons or companies; and

WHEREAS, the Sub-Adviser is willing to furnish such services to the Adviser and the Fund;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the Trust, the Adviser and the Sub-Adviser agree as follows:

1.     Appointment. The Adviser hereby appoints and employs the Sub-Adviser as a discretionary portfolio manager, on the terms and conditions set forth herein, of those assets of the Fund which the Adviser determines to assign to the Sub-Adviser (those assets being referred to as the “Fund Account”). The Adviser may from time to time make additions to and withdrawals, including but not limited to cash and cash equivalents, from the Fund Account, subject to verbal notification and subsequent written notification to the Sub-Adviser.

2.     Acceptance of Appointment. The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

3.     Duties as Sub-Adviser.

(a)     Subject to the supervision and direction of the Trust’s Board of Trustees (“Board”) and of the Adviser, including all written guidelines, policies and procedures adopted by the Trust or the Adviser that are provided to the Sub-Adviser, the Sub-Adviser will provide a continuous investment program with respect to the Fund Account. The Sub-Adviser will determine from time to time what investments in the Fund Account will be purchased, retained or sold by the Fund. The Sub-Adviser will be responsible for placing purchase and sell orders for investments and for other related transactions with respect to the Fund Account. The Sub-Adviser will provide services under this Contract in accordance with the Fund’s investment objective, policies and restrictions and the description of its investment strategy and style, all as stated in the Trust’s registration statement under the 1940 Act, and any amendments or supplements thereto (“Registration Statement”) of which the Sub-Adviser has written notice. The Sub-Adviser is authorized on behalf of the Fund Account to enter into and execute any documents required to effect transactions with respect to the Fund Account, provided that such transactions are in accord with the Registration Statement and with all written guidelines, policies and procedures adopted by the Trust or the Adviser that are provided to the Sub-Adviser.

(b)     In accordance with the Fund’s investment policies described in the Registration Statement, the Sub-Adviser is responsible for avoiding investment of Fund Account assets in the securities issued by any company that is publicly recognized, as determined by GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”), as being in the liquor, tobacco, gambling, pornography or abortion industries, or any company whose products, services or activities are publicly recognized, as determined by GuideStone Financial Resources, as being incompatible with the moral and ethical posture of GuideStone Financial Resources. The Adviser shall provide in writing to the Sub-Adviser a list of such prohibited companies, which the Adviser in its sole discretion will amend or supplement from time to time. The Adviser will provide the Sub-Adviser with such amendments or supplements on a timely basis, and any such changes shall become effective once they have been received by the Sub-Adviser. If the Sub-Adviser has a question about whether any proposed transaction with respect to the Fund Account would be in compliance with such investment policies, it may consult with the Adviser during normal business hours, and the Adviser will provide instructions upon which the Sub-Adviser may rely in purchasing and selling securities for the Fund Account.

(c)     The Sub-Adviser agrees that, in placing orders with brokers, it will seek to obtain the best net result in terms of price and execution; provided that, on behalf of the Fund, and in compliance with Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser may, in its discretion, use brokers (including brokers that may be affiliates of the Sub-Adviser to the extent permitted by Section 3(d) hereof) who provide the Sub-Adviser with research, analysis, advice and similar services to execute portfolio transactions, and the Sub-Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Sub-Adviser’s determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Sub-Adviser to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. The Sub-Adviser agrees to provide the Adviser with reports or other information regarding brokerage and benefits received therefrom, upon the Adviser’s reasonable request. In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, any other investment sub-adviser that serves as sub-adviser to one or more series of the Trust, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder, or in accordance with an order of exemption received from the United States Securities and Exchange Commission (“SEC”). Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Fund and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account.

(d)     Except as permitted by law or an exemptive order or rule of the SEC, and policies and procedures adopted by the Board thereunder, the Sub-Adviser will not execute without the prior written approval of the Adviser any portfolio transactions for the Fund Account with a broker and/or dealer that is (i) an affiliated person of the Trust, including the Adviser or any sub-adviser for any series of the Trust; (ii) a principal underwriter of the Fund’s shares; or (iii) an affiliated person of such an affiliated person or principal underwriter. The Adviser agrees that it will provide the Sub-Adviser with a written list of such brokers and dealers and will, from time to time, update such list as necessary. The Sub-Adviser agrees that it will provide the Adviser with a written list of brokers and dealers that are affiliates of the Sub-Adviser and will, from time to time, update such list as necessary.

(e)     The Sub-Adviser will maintain all books and records required to be maintained pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to actions by the Sub-Adviser on behalf of the Fund, and will furnish the Board, the Adviser or the Fund’s administrator (“Administrator”) with such periodic and special reports as any of them reasonably may request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records that it maintains for the Fund are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Trust and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Trust a complete set of any records that it maintains for the Fund upon request by the Trust.

(f)     All transactions will be consummated by payment to or delivery by the custodian designated by the Trust (the “Custodian”), or such depositories or agents as may be designated by the Custodian in writing, of all cash and/or securities due to or from the Fund Account, and the Sub-Adviser shall not have possession or custody thereof. The Sub-Adviser shall advise the Custodian and confirm in writing to the Trust, to the Adviser and any other designated agent of the Fund, including the Administrator, all investment orders for the Fund Account placed by it with brokers and dealers at the time and in the manner set forth in Rule 31a-1 under the 1940 Act. For purposes of the foregoing sentence, communication via electronic means will be acceptable as agreed to in writing from time to time by the Adviser. The Trust shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Sub-Adviser. The Trust shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Sub-Adviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian, except that it shall be the responsibility of the Sub-Adviser to notify the Adviser if the Custodian fails to confirm in writing proper execution of the instructions.

(g)     The Sub-Adviser agrees to provide, at such times as shall be reasonably requested by the Board or the Adviser, the analysis and reports specified on Schedule A attached hereto, including without limitation monthly reports setting forth the investment performance of the Fund Account. The Sub-Adviser also agrees to make available to the Board and Adviser any economic, statistical and investment services that the Sub-Adviser normally makes available to its institutional or other customers.

(h)     In accordance with procedures adopted by the Board, as amended from time to time, the Sub-Adviser will assist the Administrator and/or the Fund in determining the fair valuation of all portfolio securities held in the Fund Account and will use its reasonable efforts to arrange for the provision of valuation information or a price(s) for each portfolio security held in the Fund Account for which the Administrator does not obtain prices in the ordinary course of business from an automated pricing service.

4.     Further Duties. In all matters relating to the performance of this Contract, the Sub-Adviser will act in conformity with the provisions of the Trust’s Trust Instrument, By-Laws and Registration Statement of which it has received written notice, with all written guidelines, policies and procedures adopted by the Trust as applicable to the Fund Account that are provided to the Sub-Adviser in writing, and with the written instructions and written directions of the Board and the Adviser; and will comply with the requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended (“Advisers Act”) and the rules under each, and all other federal and state laws and regulations applicable to the Trust and the Fund. The Adviser agrees to provide to the Sub-Adviser copies of the Trust’s Trust Instrument, By-Laws, Registration Statement, written guidelines, policies and procedures adopted by the Trust as applicable to the Fund Account, written instructions and directions of the Board and the Adviser, and any amendments or supplements to any of these materials as soon as practicable after such materials become available.

5.     Proxies. Unless the Adviser gives written instructions to the contrary, provided the Custodian has timely forwarded the relevant proxy materials, the Sub-Adviser will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund Account may be invested from time to time. The Adviser shall instruct the Custodian to forward or cause to be forwarded to the Sub-Adviser (or its designated agent) all relevant proxy solicitation materials.

6.     Expenses. During the term of this Contract, the Sub-Adviser will bear all expenses incurred by it in connection with its services under this Contract other than the cost of securities (including brokerage commissions, transactional fees and taxes, if any) purchased for the Fund. The Fund shall be responsible for its expenses.

7.     Compensation. The compensation of the Sub-Adviser for its services under this Contract shall be calculated daily and paid monthly by the Trust, and not the Adviser, in accordance with the attached Schedule B. The Sub-Adviser shall not be responsible for any expenses incurred by the Fund or the Trust. If this Contract becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the proportion that such period bears to the full month in which such effectiveness or termination occurs. The Adviser shall be responsible for computing the fee based upon a percentage of the average daily net asset value of the assets of the Fund Account.

8.     Limitation of Liability. The Sub-Adviser shall not be liable for any loss due solely to a mistake of investment judgment, but shall be liable for any loss which is incurred by reason of an act or omission of its employee, partner, director or affiliate, if such act or omission involves willful misfeasance, bad faith or gross negligence, or breach of its duties or obligations hereunder, whether express or implied. Nothing in this paragraph shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

9.     Indemnification.

(a)     The Adviser shall indemnify the Sub-Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) (“Losses”) incurred by the Sub-Adviser by reason of or arising out of any act or omission by the Adviser under this Contract, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence, gross negligence, willful misfeasance or bad faith of the Sub-Adviser or the Sub-Adviser’s breach of fiduciary duty to the Adviser.

(b)     The Trust shall indemnify the Sub-Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) (“Losses”) incurred by the Sub-Adviser by reason of or arising out of any act or omission by the Trust under this Contract, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence, gross negligence, willful misfeasance or bad faith of the Sub-Adviser or the Sub-Adviser’s breach of fiduciary duty to the Trust.

(c)     The Sub-Adviser shall indemnify the Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) (“Losses”) incurred by the Adviser by reason of or arising out of any act or omission by the Sub-Adviser under this Contract if such act or omission involves the negligence, gross negligence, willful misfeasance, bad faith or breach of fiduciary duty of the Sub-Adviser, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence, gross negligence, willful misfeasance or bad faith of the Adviser or the Adviser’s breach of fiduciary duty to the Sub-Adviser.

(d)     The Sub-Adviser shall indemnify the Trust or any of its trustees, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) (“Losses”) incurred by the Trust by reason of or arising out of any act or omission by the Sub-Adviser under this Contract if such act or omission involves the negligence, gross negligence, willful misfeasance, bad faith or breach of fiduciary duty of the Sub-Adviser, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence, gross negligence, willful misfeasance or bad faith of the Trust or the Trust’s breach of fiduciary duty to the Sub-Adviser.

10.     Representations, Warranties and Agreements of the Trust. The Trust represents, warrants and agrees that:

(a)     The Adviser and the Sub-Adviser each has been duly appointed by the Board of Trustees of the Trust to provide investment services to the Fund Account as contemplated hereby.

(b)     The Trust will cause the Adviser to deliver to the Sub-Adviser a true and complete copy of the Fund’s Registration Statement as effective from time to time, and such other documents or instruments governing the investment of the Fund Account and such other information as reasonably requested by the Sub-Adviser, as is necessary for the Sub-Adviser to carry out its obligations under this Contract.

11.     Representations of Adviser. The Adviser represents, warrants and agrees that:

(a)     The Adviser has been duly authorized by the Board of Trustees of the Trust to delegate to the Sub-Adviser the provision of investment services to the Fund Account as contemplated hereby.

(b)     The Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Contract remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Contract; (iii) has met and will seek to continue to meet for so long as this Contract remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Contract; (iv) has the authority to enter into and perform the services contemplated by this Contract; and (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

12.     Representations of Sub-Adviser. The Sub-Adviser represents, warrants and agrees as follows:

(a)     The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Contract remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Contract; (iii) has met and will seek to continue to meet for so long as this Contract remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Contract; (iv) has the authority to enter into and perform the services contemplated by this Contract; and (v) will promptly notify the Trust and Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. The Sub-Adviser will also immediately notify the Trust and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, or any threat thereof, before or by any court, public board or body, directly involving the affairs of the Fund.

(b)     The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Adviser and the Trust with a copy of such code of ethics, together with evidence of its adoption and a certification that the Sub-Adviser has adopted procedures reasonably necessary to prevent violations of such code of ethics. Within thirty (30) days following the end of the last calendar quarter of each year that this Contract is in effect, the Sub-Adviser shall furnish to the Trust and the Adviser (a) a written report that describes any issues arising under the code of ethics or procedures during the relevant period, including, but not limited to, information about material violations of the code or procedures and sanctions imposed in response to material violations; and (b) a written certification that the Sub-Adviser has adopted procedures reasonably necessary to prevent violations of the code of ethics. In addition, the Sub-Adviser shall (i) promptly report to the Board in writing any material amendments to its code of ethics; (ii) immediately furnish to the Board all material information regarding any violation of the code of ethics by any person who would be considered an Access Person under the Trust’s and Adviser’s code of ethics, if such person were not subject to the Sub-Adviser’s code of ethics; and (iii) provide quarterly reports to the Adviser on any material violations of the Sub-Adviser’s code of ethics during the period so indicated. Upon the reasonable written request of the Adviser, the Sub-Adviser shall permit the Adviser, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(c)(1) and all other records relevant to the Sub-Adviser’s code of ethics.

(c)     The Sub-Adviser has provided the Trust and the Adviser with a copy of its Form ADV, which as of the date of this Contract is its Form ADV as most recently filed with the SEC and promptly will furnish a copy of any material amendments to the Trust and the Adviser at least annually. Such amendments shall reflect significant developments affecting the Sub-Adviser, as required by the Investment Advisers Act of 1940.

(d)     The Sub-Adviser will notify the Trust and the Adviser of any change of control of the Sub-Adviser, including any change of its general partners, controlling persons or 25% shareholders, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Fund Account or senior management of the Sub-Adviser, in each case prior to such change if the Sub-Adviser is aware of such change but in any event not later than promptly after such change. The Sub-Adviser agrees to bear all reasonable expenses of the Trust and Adviser, if any, arising out of such change.

(e)     The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage equal to not less than $5,000,000.

(f)     The Sub-Adviser agrees that neither it, nor any of its affiliates, will in any way refer directly or indirectly to its relationship with the Trust, the Fund, the Adviser or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the Adviser. However, the Sub-Adviser may use the performance of the Fund Account in its composite performance.

13.     Services Not Exclusive. The services furnished by the Sub-Adviser hereunder are not to be deemed to be exclusive, and the Sub-Adviser shall be free to furnish similar services to others, except as prohibited by applicable law or agreed upon in writing among the Sub-Adviser, the Trust and the Adviser.

14.     Confidentiality. Subject to the duty of the parties to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all material non-public information pertaining to the Fund Account and the actions of the Sub-Adviser, the Adviser and the Trust in respect thereof.

15.     Authorized Representatives of the Adviser. The Sub-Adviser is expressly authorized to rely upon any and all instructions, approvals and notices given on behalf of the Adviser by any one or more of those persons designated as representatives of the Adviser whose names, titles and specimen signatures appear in Schedule C attached hereto. The Adviser may amend such Schedule C from time to time by written notice to the Sub-Adviser. The Sub-Adviser shall continue to rely upon these instructions until notified by the Adviser to the contrary.

16.     Duration and Termination.

(a)     Unless sooner terminated as provided herein, this Contract shall continue in effect for a period of two years subsequent to its initial approval, and thereafter, if not terminated, shall continue automatically from year to year, provided that such continuance is specifically approved annually in accordance with the 1940 Act: (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of each Fund.

(b)     Notwithstanding the foregoing, this Contract may be terminated by any party hereto at any time, without the payment of any penalty, immediately upon written notice to the other party, but any such termination shall not affect the status, obligations, or liabilities of any party hereto to the other arising prior to termination. This Contract will terminate automatically in the event of its assignment or upon termination of the Management Agreement as it relates to the Fund.

17.     Amendment of this Contract. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Contract shall be effective until approved (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Contract or interested persons of any such party, and (ii) by the vote of a majority of the outstanding voting securities of the Fund (unless the Trust receives an SEC order or no-action letter permitting it to modify the Contract without such vote or a regulation exists under the 1940 Act that permits such action without such vote).

18.     Limitation of Trustee and Shareholder Liability. The Adviser and Sub-Adviser are hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust Instrument of the Trust and agree that obligations assumed by the Trust pursuant to this Contract shall be limited in all cases to the Trust and its assets, and if the liability relates to one or more series of the Trust, the obligations hereunder of the Trust shall be limited to the respective assets of the Fund. The Adviser and Sub-Adviser further agree that they shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Trust or the Fund, nor any officer, director or trustee of the Trust, neither as a group nor individually.

19.     Governing Law. This Contract shall be construed in accordance with the 1940 Act and the laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the 1940 Act, the latter shall control.

20.     Miscellaneous. The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Contract, the terms “majority of the outstanding voting securities,” “affiliated person,” “interested person,” “assignment,” “broker,” “investment adviser,” “net assets,” “sale,” “sell” and “security” shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Contract is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Contract and the Schedule(s) attached hereto embody the entire agreement and understanding among the parties. This Contract may be signed in counterpart.

21.     Notices. Any notice herein required is to be in writing and is deemed to have been given to the Sub-Adviser, Adviser or the Trust upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Contract will be delivered by personal service, by postage mail – return receipt requested or by facsimile machine or a similar means of same day delivery which provides evidence of receipt (with a confirming copy by mail as set forth herein). All notices provided to Adviser will be sent to the attention of                             . All notices provided to the Sub-Adviser will be sent to the attention of                                     .

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of                                 .

GUIDESTONE FUNDS
2401 Cedar Springs Road
Dallas, Texas 75201
Attest

By:		By:
	Name:	Name:
	Title:	Title:

GUIDESTONE CAPITAL MANAGEMENT
2401 Cedar Springs Road
Dallas, Texas 75201
Attest

By:		By:
	Name:	Name:
	Title:	Title:

SUB-ADVISER
Attest

By:		By:
	Name:	Name:
	Title:	Title:

[1]	Original Contract dated

SCHEDULE A

REPORTS TO BE PROVIDED BY SUB-ADVISER

EFFECTIVE DATE

Monthly

1.	Transaction and valuation reports, including investment performance.
2.

Report showing the derivative holdings. Such report showing derivative holdings should include a detailed calculation indicating the account is in compliance with the CFTC exemption provisions as outlined in the Investment Manager Mandate, and, if not specifically addressed within the Investment Manager Mandate, one of the following exemptions allowed under CFTC Rule 4.5 for registered mutual funds: (1) the percentage of the aggregate net notional value of all derivative positions in CFTC-regulated derivatives to the total liquidation value of the accounts’ portfolio; or (2) the percentage of the aggregate initial margin and premiums for all positions in CFTC-regulated derivatives to the total liquidation value of the accounts’ portfolio.

3.	Report on transactions with affiliated broker/dealers on both an Agency and Principal basis.

Quarterly

1.	GuideStone Funds Compliance Checklist.
2.

Quarterly Certification Memorandum – A statement to the effect that the Sub-Adviser has discharged its responsibilities in accordance with the Investment Manager Mandate and the GuideStone Funds Compliance Checklist, noting any instances of non-compliance during the quarter, and that the Sub-Adviser will continue to maintain the Fund Account in compliance. Report to GuideStone Capital Management any changes or material violations of the Sub-Adviser’s Code of Ethics during the quarter. Also, a statement to the effect that the Sub-Adviser has discharged its responsibilities in accordance with Rule 31a-1 and 204-2.

3.	Commission recapture report.
4.

All fixed income Sub-Advisers utilizing derivatives, provide a report that demonstrates stress testing of the Fund Account. At a minimum, such testing should demonstrate the effect on the Fund Account of a 100 basis point move in interest rates along with quantification of the duration contribution of the derivatives in the Fund Account.

5.	All equity Sub-Advisers provide a report documenting how any proxies were voted during the quarter.
6.	Attribution analysis report.
7.	Liquidity summary which is a one page report showing a summary % of illiquid and deemed liquid securities by month for each of the types of securities on the 144A worksheet.
8.

Brokerage report in an Excel file showing the name of the broker/dealer, the shares, the commission in U.S. dollars and the date of the transaction. For fixed income Sub-Advisers this will include Agency transactions only.

9.	Report on notice of regulatory examinations and copies of any exam reports.

Annually

1.

SAS 70 report or other internal control reports. If a standard internal control report is not available please provide a description of what controls are in place to prevent things such as rogue trading, trades outside our guidelines or the Fund Account investment objectives, and general violation of the Sub-Adviser’s policies or code of ethics.

2.	Updated proxy voting policy.
3.	Current code of ethics and Rule 17j-1 certification paragraph.
4.	Report showing proof of liability and fiduciary insurance coverage and ERISA bonding requirements.
5.	Updated form ADV parts I and II, or more frequently if revised during the year.

Periodic

1.

Immediately furnish all material information regarding any violation of the code of ethics by any person who would be considered an Access Person under GuideStone Funds and GuideStone Capital Management’s code of ethics, if such person were not subject to the Sub-Adviser’s code of ethics.

2.

Promptly notify GuideStone Capital Management of any material event related to the organization that would be deemed an important consideration in the ongoing relationship between the Sub-Adviser and GuideStone Funds.

3.	Timely advise GuideStone Capital Management of any significant changes in the ownership, organizational structure, financial condition or key personnel staffing of the Sub-Adviser.
4.	Advise GuideStone Capital Management of any changes in the Fund Account manager.
5.	Promptly inform GuideStone Capital Management of any major changes in the Sub-Adviser’s investment outlook, investment strategy and/or Fund Account structure.
6.	Meet with GuideStone Capital Management on a periodic basis for a formal Fund Account review.
7.	Advise GuideStone Capital Management of any pertinent issues that the Sub-Adviser deems to be of significant interest.
8.	Provide GuideStone Capital Management with reports or other information regarding brokerage and benefits received there from.
9.	Provide copies of any other periodic or special report required pursuant to the 1940 Act and the rules and regulations promulgated there under with respect to actions by the Sub-Adviser.
10.	Promptly notify GuideStone Capital Management of any material amendments to Sub-Adviser’s code of ethics.

SCHEDULE B

SUB-ADVISORY FEES

This Schedule B contains the sub-advisory fee information required by Section 7 of the Sub-Advisory Agreement among GuideStone Funds (“Trust”), GuideStone Capital Management (“Adviser”) and                         , (“Sub-Adviser”) relating to the                                      (“Fund”), a series of the Trust.

Fee Schedule. Fees payable to the Sub-Adviser pursuant to this Contract shall be calculated daily and paid monthly by the Trust. The fees are calculated as of the close of trading on the last business day of the month by applying the applicable fee rate to the average daily assets of the Fund allocated to the Sub-Adviser for that period. For purposes of calculating the fee, the value of the Fund’s assets shall be determined in the same manner as that which the Fund uses to determine the net asset value of its shares. The applicable annualized fee rate shall be as indicated in the schedule below of the Fund’s assets allocated to the Sub-Adviser.

Average Daily Net Assets	Annual Rate

SCHEDULE C

AUTHORIZED REPRESENTATIVES OF THE ADVISER

Name	Title	Specimen Signature

Ronald C. Dugan, Jr.	President

Rodric E. Cummins	Senior Vice President and
Chief Investment Officer

Patricia A. Weiland	Senior Vice President and
Chief Operating Officer

Jeffrey P. Billinger	Vice President and Treasurer

Cherika N. Latham	Vice President and Secretary

Matt L. Peden	Vice President and Investment Officer

Ron W. Bass	Chief Compliance Officer